UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2011 Annual Report to Shareholders

DWS Dreman Mid Cap Value Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
30 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Tax Information
42 Investment Management Agreement Approval
47 Summary of Management Fee Evaluation by Independent Fee Consultant
51 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The Class A shares of DWS Dreman Mid Cap Value Fund returned 2.08% (unadjusted for sales charges) during the 12-month period ended November 30, 2011. The fund's benchmark, the Russell Midcap® Value Index, returned 4.75%.1 While the fund underperformed during the most recent reporting period, it has outpaced the average return of its Morningstar peer group — Mid-Cap Value Funds — in the three- and five-year periods ended on the same date.2

The past year brought two very different intervals of performance for mid-cap stocks. In the first, which ran from the beginning of the reporting period through the end of April 2011, the investment environment was characterized by improving economic growth, exceptional strength in mid-sized companies' earnings results and a hearty appetite for risk among investors.

The picture changed at mid-year, however, when a string of worse-than- expected economic data and the acceleration of the European debt crisis began to weigh heavily on investor sentiment. The Russell Midcap Value Index returned -11.48% in the period from May 1 through November 30, 2011, but it still finished the year in positive territory on the strength of its substantial first-half gain.

Positive and Negative Contributors to Performance

As the fund's slight underperformance would indicate, our stock selection detracted modestly from our 12-month results. While our stock picks generally performed well in health care, information technology and materials, this was offset by the negative impact of our selection in consumer discretionary, consumer staples, energy and industrials.

The information technology sector was home to the fund's top individual performer, National Semiconductor Corp.,* which was bid for by Texas Instruments at a premium of nearly 70% during the second quarter. While we do not invest with the intent of finding takeover targets, our focus on undervalued companies can put us in a position to benefit from merger and acquisition activity. KLA-Tencor Corp, a maker of semiconductor monitoring and testing equipment, also performed well for us after we added the stock on weakness during the third calendar quarter. We liked the stock on the basis of its 3.0% yield, strong balance sheet and single-digit P/E ratio.

Takeover activity also boosted our performance in health care, where the wound care company Kinetic Concepts, Inc. was taken over by a consortium of private equity and pension fund buyers. The stock jumped 13% when the news broke in July, and we subsequently elected to take profits. Our performance in the health care sector was also boosted by the rally in shares of Biogen Idec, Inc., which surged after delivering positive trial results for a new treatment. Once the stock reached our valuation target, we elected to sell the position in order to fund other purchases.

Outside of health care and technology, our top performers were Yamana Gold, Inc., the tobacco company Lorillard, Inc. and the retail stocks VF Corp.* and Big Lots, Inc.

On the negative side, our largest individual detractor was the information technology services Computer Sciences Corp. Government contracts are a large portion of the company's revenues, which made it vulnerable to expectations for reduced government spending.

The prospect of slower government spending also weighed on shares of the truck manufacturer Oshkosh Corp., causing it to finish the year as our second-largest detractor. While we continue to hold the stock on the basis of its low valuation, we are keeping a close eye on its earnings outlook.

Our performance was also pressured by our stock selection in the financials sector, where we held Hudson City Bancorp, Inc. and Lincoln National Corp. Hudson City lost ground due to slower-than- expected loan growth and we saw little prospect for a revival in the near future, so we elected to sell the stock. Lincoln National, in contrast, was hit hard due its exposure to stock market performance. We held on to the position, believing that equity exposure is a positive, not a negative, with the markets at these levels — especially with the stock trading well below book value.

Outlook and Positioning

Despite mid caps' underperformance in the past year, we retain a positive view on the asset class. In our November 2010 annual report, we offered a favorable take on mid caps on the basis that this market segment, as a whole, is more heavily populated with fast-growing, undervalued companies than any other area of the market. Although the near-term outlook remains clouded by sluggish global growth and the situation in Europe, we believe mid caps' fundamental attributes are robust enough to provide a measure of support for possible longer-term performance from their current depressed level.

As a result, we used the second-half downturn to sift through some of the worst-performing sectors — such as industrials, information technology and financials — to find fundamentally sound stocks that were cheap relative to both their industry peers and their own history. We believe our approach of making market volatility work for us — via our willingness to establish core positions at trough valuations — helps us keep the portfolio populated with fresh value opportunities. During the final three months of the period, our largest additions were PartnerRe Ltd., Marathon Oil Corp. and KLA-Tencor Corp.

The portfolio continues to feature an attractive valuation relative to the broader mid-cap asset class. As of November 30, 2011, the median price-to-earnings ratio of the stocks in the fund (based on 12-month forward earnings estimates) was 9.7x, below the 13.2x P/E ratio of the Russell Midcap® Value Index.3,4 At the same time, the estimated three-to-five-year growth rate of our portfolio holdings was 10%, in line with the 10.2% anticipated growth for the stocks in the index. While this very favorable profile did not translate into market-beating returns in the past 12 months, we believe it indicates that there is pent-up value in the portfolio.

At a time in which the markets and financial media continue to place a great deal of emphasis on broad macroeconomic factors, our response to the uncertainty is to do what we have always done — stick to our knitting by focusing on fundamental research and individual stock selection.

Investment Advisor

Deutsche Investment Management Americas Inc.

Subadvisor

The fund's subadvisor is Dreman Value Management, L.L.C., a renowned investment firm with a 35-year history of style-pure value investing.

Portfolio Management Team

Mark Roach

Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2006.

David N. Dreman

Chairman of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2005.

E. Clifton Hoover, Jr.

Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2009.

Mario Tufano

Associate Portfolio Manager of the fund. Joined the fund in 2010.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell Midcap Value Index tracks the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Index and category returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of November 30, 2011, Class A shares of DWS Dreman Mid Cap Value Fund were ranked as follows in the Morningstar Mid-Cap Value Funds category: 234/422 one-year, 148/352 three-year and 152/291 five-year. Rankings are based on a fund's total return.

3 The price-to-earnings (P/E) ratio is a formula that compares a company's current share price with its per-share earnings.

4 The price-to-book (P/B) ratio compares a stock's market value with its book value.

* Not held in the portfolio as of November 30, 2011.

Performance Summary November 30, 2011
Average Annual Total Returns as of 11/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.08%	18.70%	0.03%	2.90%
Class B	1.33%	17.79%	-0.70%	2.19%
Class C	1.45%	17.86%	-0.66%	2.19%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-3.79%	16.38%	-1.15%	1.94%
Class B (max 4.00% CDSC)	-1.67%	17.31%	-0.89%	2.19%
Class C (max 1.00% CDSC)	1.45%	17.86%	-0.66%	2.19%
No Sales Charges
Class R	1.87%	18.38%	-0.26%	2.60%
Class S	2.38%	19.03%	0.34%	3.26%
Institutional Class	2.46%	19.09%	0.38%	3.34%
Russell Midcap® Value Index+	4.75%	19.59%	-0.01%	3.09%

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2011 are 1.40%, 2.27%, 2.15%, 1.70%, 1.13% and 1.02% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of DWS Dreman Mid Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Mid Cap Value Fund — Class A [] Russell Midcap Value Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 11/30/11	$10.56	$10.48	$10.48	$10.55	$10.57	$10.59
3/1/11 (Commencement of Operations)	$—	$—	$—	$11.66	$—	$—
11/30/10	$10.43	$10.35	$10.34	$—	$10.44	$10.46
Distribution Information: Twelve Months as of 11/30/11: Income Dividends	$.09	$.01	$.01	$—	$.12	$.13

Morningstar Rankings — Mid-Cap Value Funds Category as of 11/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	234	of	422	55
3-Year	148	of	352	42
5-Year	152	of	291	52
Class B 1-Year	275	of	422	65
3-Year	195	of	352	55
5-Year	193	of	291	66
Class C 1-Year	268	of	422	63
3-Year	192	of	352	54
5-Year	189	of	291	65
Class S 1-Year	221	of	422	52
3-Year	137	of	352	39
5-Year	130	of	291	45
Institutional Class 1-Year	217	of	422	51
3-Year	135	of	352	38
5-Year	129	of	291	44

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2011 to November 30, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended November 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/11	$870.60	$867.50	$868.30	$877.10	$871.40	$872.30
Expenses paid per $1,000*	$6.05	$9.92	$9.55	$7.20	$5.16	$4.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/11	$1,018.60	$1,014.44	$1,014.84	$1,017.40	$1,019.55	$1,019.95
Expenses Paid per $1,000*	$6.53	$10.71	$10.30	$7.74	$5.57	$5.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.29%	2.12%	2.04%	1.53%	1.10%	1.02%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/11	11/30/10

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%

Sector Diversification (As a % of Common Stocks)	11/30/11	11/30/10

Financials	23%	22%
Information Technology	16%	12%
Industrials	15%	13%
Energy	11%	14%
Consumer Discretionary	10%	9%
Materials	7%	6%
Utilities	6%	5%
Consumer Staples	6%	7%
Health Care	6%	10%
Telecommunication Services	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at November 30, 2011 (17.4% of Net Assets)
1. Yamana Gold, Inc. An intermediate gold producer with production, development stage and exploration properties	1.9%
2. The NASDAQ OMX Group, Inc. A global exchange group	1.8%
3. Synopsys, Inc. Supplies electronic design automation solutions to the global electronics market	1.8%
4. PartnerRe Ltd. Provides multi-line reinsurance to insurance companies	1.7%
5. Fifth Third Bancorp. Provider of retail and commercial banking services	1.7%
6. Fiserv, Inc. Provider of data processing services	1.7%
7. Marathon Oil Corp. Provider of oil and gas	1.7%
8. Arrow Electronics, Inc. Distributes electronic components and computer products to industrial and commercial customers	1.7%
9. Hospitality Properties Trust Owner and leaser of hotel properties	1.7%
10. Axis Capital Holdings Ltd. Provides specialty lines and treaty reinsurance on global basis	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of November 30, 2011
	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 9.8%
Hotels Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	55,120	2,629,775
Household Durables 1.1%
Whirlpool Corp.	40,170	1,970,740
Leisure Equipment & Products 1.5%
Mattel, Inc.	99,740	2,873,509
Multiline Retail 1.5%
Big Lots, Inc.*	71,290	2,859,442
Specialty Retail 4.3%
Best Buy Co., Inc. (a)	99,035	2,682,858
Staples, Inc. (a)	168,880	2,433,561
The Gap, Inc.	148,840	2,781,820
		7,898,239
Consumer Staples 5.9%
Beverages 1.3%
Molson Coors Brewing Co. "B"	61,380	2,491,414
Food Products 1.6%
Dean Foods Co.* (a)	289,130	2,937,561
Household Products 1.5%
Energizer Holdings, Inc.*	37,590	2,717,005
Tobacco 1.5%
Lorillard, Inc.	24,540	2,739,155
Energy 10.7%
Energy Equipment & Services 2.5%
Ensco PLC (ADR) (a)	55,240	2,870,823
Transocean Ltd.	41,530	1,779,560
		4,650,383
Oil, Gas & Consumable Fuels 8.2%
Arch Coal, Inc. (a)	93,600	1,534,104
Chesapeake Energy Corp.	94,062	2,383,531
Marathon Oil Corp. (a)	113,700	3,179,052
Nexen, Inc.	165,020	2,734,381
Ultra Petroleum Corp.* (a)	73,896	2,601,878
Valero Energy Corp.	125,820	2,802,012
		15,234,958
Financials 22.7%
Capital Markets 1.8%
Ameriprise Financial, Inc.	61,840	2,839,074
Apollo Investment Corp. (a)	72,726	524,355
		3,363,429
Commercial Banks 4.4%
Comerica, Inc. (a)	92,920	2,343,443
Fifth Third Bancorp.	263,970	3,191,397
SunTrust Banks, Inc.	141,930	2,573,191
		8,108,031
Consumer Finance 1.4%
Discover Financial Services (a)	107,712	2,565,700
Diversified Financial Services 1.8%
The NASDAQ OMX Group, Inc.*	127,360	3,343,200
Insurance 7.3%
Allstate Corp.	103,570	2,774,640
Axis Capital Holdings Ltd.	97,590	3,116,048
Hartford Financial Services Group, Inc.	123,409	2,191,744
Lincoln National Corp. (a)	113,660	2,293,659
PartnerRe Ltd. (a)	48,951	3,217,060
		13,593,151
Real Estate Investment Trusts 6.0%
Duke Realty Corp. (REIT)	252,414	2,928,002
Hospitality Properties Trust (REIT)	141,930	3,126,718
Mack-Cali Realty Corp. (REIT)	102,810	2,619,599
Senior Housing Properties Trust (REIT)	115,845	2,538,164
		11,212,483
Health Care 5.7%
Health Care Equipment & Supplies 1.3%
Zimmer Holdings, Inc.* (a)	49,870	2,520,929
Health Care Providers & Services 1.5%
CIGNA Corp.	61,750	2,731,202
Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc.* (a)	78,290	2,935,875
Pharmaceuticals 1.3%
Forest Laboratories, Inc.*	79,790	2,390,508
Industrials 14.3%
Aerospace & Defense 2.7%
L-3 Communications Holdings, Inc.	41,430	2,746,809
Northrop Grumman Corp.	39,660	2,263,396
		5,010,205
Commercial Services & Supplies 4.3%
Pitney Bowes, Inc. (a)	135,030	2,515,609
R.R. Donnelley & Sons Co. (a)	179,590	2,697,442
Waste Management, Inc. (a)	89,970	2,816,061
		8,029,112
Construction & Engineering 1.5%
URS Corp.*	75,190	2,717,367
Electrical Equipment 1.5%
General Cable Corp.*	103,621	2,745,957
Machinery 2.7%
Ingersoll-Rand PLC (a)	90,590	3,000,341
Oshkosh Corp.*	102,810	2,109,661
		5,110,002
Road & Rail 1.6%
Norfolk Southern Corp.	39,110	2,954,369
Information Technology 15.1%
Communications Equipment 1.3%
Harris Corp. (a)	67,510	2,403,356
Computers & Peripherals 3.1%
Lexmark International, Inc. "A"	88,387	2,957,429
NCR Corp.*	158,654	2,774,858
		5,732,287
Electronic Equipment, Instruments & Components 1.7%
Arrow Electronics, Inc.*	86,750	3,171,580
IT Services 4.1%
Computer Sciences Corp.	61,510	1,502,689
Fiserv, Inc.*	55,240	3,185,139
Western Union Co.	165,260	2,882,134
		7,569,962
Semiconductors & Semiconductor Equipment 1.5%
KLA-Tencor Corp.	61,450	2,832,845
Software 3.4%
Symantec Corp.*	187,431	3,064,497
Synopsys, Inc.* (a)	117,072	3,274,504
		6,339,001
Materials 7.2%
Chemicals 1.1%
Agrium, Inc.	30,658	2,145,753
Containers & Packaging 2.8%
Owens-Illinois, Inc.*	108,180	2,112,755
Rock-Tenn Co. "A"	52,030	3,030,748
		5,143,503
Metals & Mining 3.3%
Nucor Corp.	65,980	2,601,592
Yamana Gold, Inc.	207,910	3,499,125
		6,100,717
Utilities 6.0%
Electric Utilities 2.9%
American Electric Power Co., Inc.	66,750	2,648,640
PPL Corp. (a)	88,225	2,648,515
		5,297,155
Multi-Utilities 3.1%
Ameren Corp.	86,820	2,935,384
Sempra Energy	52,170	2,774,922
		5,710,306
Total Common Stocks (Cost $182,183,111)		180,780,166

Securities Lending Collateral 5.8%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $10,824,440)	10,824,440	10,824,440

Cash Equivalents 2.2%
Central Cash Management Fund, 0.13% (b) (Cost $4,065,597)	4,065,597	4,065,597

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $197,073,148)+	105.4	195,670,203
Other Assets and Liabilities, Net	(5.4)	(10,044,088)
Net Assets	100.0	185,626,115

* Non-income producing security.

+ The cost for federal income tax purposes was $197,156,537. At November 30, 2011, net unrealized depreciation for all securities based on tax cost was $1,486,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,149,008 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,635,342.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2011 amounted to $11,132,307, which is 6.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$180,780,166	$—	$—	$180,780,166
Short-Term Investments (d)	14,890,037	—	—	14,890,037
Total	$195,670,203	$—	$—	$195,670,203

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended November 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $182,183,111) — including $11,132,307 of securities loaned	$180,780,166
Investment in Daily Assets Fund Institutional (cost $10,824,440)*	10,824,440
Investment in Central Cash Management Fund (cost $4,065,597)	4,065,597
Total investments in securities, at value (cost $197,073,148)	195,670,203
Cash	10,000
Receivable for investments sold	574,482
Receivable for Fund shares sold	228,631
Dividends receivable	498,477
Interest receivable	5,109
Other assets	27,281
Total assets	197,014,183
Liabilities
Payable upon return of securities loaned	10,824,440
Payable for Fund shares redeemed	227,082
Accrued management fee	112,670
Other accrued expenses and payables	223,876
Total liabilities	11,388,068
Net assets, at value	$185,626,115
Net Assets Consist of
Undistributed net investment income	1,671,838
Net unrealized appreciation (depreciation) on investments	(1,402,945)
Accumulated net realized gain (loss)	(61,653,582)
Paid-in capital	247,010,804
Net assets, at value	$185,626,115

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($39,617,292 ÷ 3,750,522 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$10.56
Maximum offering price per share (100 ÷ 94.25 of $10.56)	$11.20
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,962,032 ÷ 187,220 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$10.48
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,701,567 ÷ 1,498,492 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$10.48
Class R Net Asset Value, offering and redemption price per share ($1,313 ÷ 124.5 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.55
Class S Net Asset Value, offering and redemption price per share ($103,544,003 ÷ 9,793,030 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$10.57
Institutional Class Net Asset Value, offering and redemption price per share ($24,799,908 ÷ 2,341,773 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$10.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,519)	$4,256,411
Income distributions — Central Cash Management Fund	5,472
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	54,370
Total income	4,316,253
Expenses: Management fee	1,517,292
Services to shareholders	389,746
Distribution and service fees	319,329
Custodian and accounting fees	37,105
Professional fees	76,986
Reports to shareholders	44,418
Registration fees	71,039
Directors' fees and expenses	8,244
Other	12,415
Total expenses before expense reductions	2,476,574
Expense reductions	(795)
Total expenses after expense reductions	2,475,779
Net investment income	1,840,474
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	21,070,695
Foreign currency	599
21,071,294
Change in net unrealized appreciation (depreciation) on investments	(18,312,619)
Net gain (loss)	2,758,675
Net increase (decrease) in net assets resulting from operations	$4,599,149

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$1,840,474	$2,077,324
Net realized gain (loss)	21,071,294	17,999,300
Change in net unrealized appreciation (depreciation)	(18,312,619)	7,405,969
Net increase (decrease) in net assets resulting from operations	4,599,149	27,482,593
Distributions to shareholders from: Net investment income: Class A	(367,592)	(615,431)
Class B	(2,014)	(21,049)
Class C	(16,795)	(107,871)
Class S	(1,269,526)	(1,749,376)
Institutional Class	(254,855)	(306,601)
Total distributions	(1,910,782)	(2,800,328)
Fund share transactions: Proceeds from shares sold	38,075,132	32,839,692
Reinvestment of distributions	1,755,764	2,573,800
Payments for shares redeemed	(48,968,430)	(43,335,044)
Net increase (decrease) in net assets from Fund share transactions	(9,137,534)	(7,921,552)
Increase (decrease) in net assets	(6,449,167)	16,760,713
Net assets at beginning of period	192,075,282	175,314,569
Net assets at end of period (including undistributed net investment income of $1,671,838 and $1,766,865, respectively)	$185,626,115	$192,075,282

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
Class A	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.43	$9.12		$6.54		$12.61		$11.96
Income (loss) from investment operations: Net investment income (loss)a	.09	.10		.13		.13		.10
Net realized and unrealized gain (loss)	.13	1.34		2.54		(5.37)		.79
Total from investment operations	.22	1.44		2.67		(5.24)		.89
Less distributions from: Net investment income	(.09)	(.13)		(.09)		(.09)		(.09)
Net realized gains	—	—		—		(.74)		(.15)
Total distributions	(.09)	(.13)		(.09)		(.83)		(.24)
Net asset value, end of period	$10.56	$10.43		$9.12		$6.54		$12.61
Total Return (%)b	2.08	15.99	c	41.27	c	(44.33	)c	7.54	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	43		42		33		48
Ratio of expenses before expense reductions (%)	1.32	1.40		1.52		1.55		1.61
Ratio of expenses after expense reductions (%)	1.32	1.37		1.34		1.40		1.35
Ratio of net investment income (loss) (%)	.81	1.01		1.76		1.40		.79
Portfolio turnover rate (%)	47	40		67		60		82
a Based on average shares outstanding during period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended November 30,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.35	$9.07	$6.50	$12.52	$11.87
Income (loss) from investment operations: Net investment income (loss)a	.00 *	.03	.08	.06	.01
Net realized and unrealized gain (loss)	.14	1.32	2.53	(5.33)	.79
Total from investment operations	.14	1.35	2.61	(5.27)	.80
Less distributions from: Net investment income	(.01)	(.07)	(.04)	(.01)	—
Net realized gains	—	—	—	(.74)	(.15)
Total distributions	(.01)	(.07)	(.04)	(.75)	(.15)
Net asset value, end of period	$10.48	$10.35	$9.07	$6.50	$12.52
Total Return (%)b,c	1.33	14.93	40.34	(44.66)	6.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	2	4
Ratio of expenses before expense reductions (%)	2.15	2.27	2.54	2.44	2.46
Ratio of expenses after expense reductions (%)	2.12	2.11	2.04	2.10	2.05
Ratio of net investment income (loss) (%)	.01	.27	1.06	.70	.09
Portfolio turnover rate (%)	47	40	67	60	82
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended November 30,
Class C	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.34	$9.06		$6.49		$12.51		$11.86
Income (loss) from investment operations: Net investment income (loss)a	.01	.03		.08		.06		.01
Net realized and unrealized gain (loss)	.14	1.32		2.53		(5.33)		.79
Total from investment operations	.15	1.35		2.61		(5.27)		.80
Less distributions from: Net investment income	(.01)	(.07)		(.04)		(.01)		—
Net realized gains	—	—		—		(.74)		(.15)
Total distributions	(.01)	(.07)		(.04)		(.75)		(.15)
Net asset value, end of period	$10.48	$10.34		$9.06		$6.49		$12.51
Total Return (%)b	1.45	14.94	c	40.40	c	(44.69	)c	6.81	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	17		15		12		20
Ratio of expenses before expense reductions (%)	2.05	2.15		2.30		2.31		2.37
Ratio of expenses after expense reductions (%)	2.05	2.11		2.04		2.10		2.05
Ratio of net investment income (loss) (%)	.08	.27		1.06		.70		.09
Portfolio turnover rate (%)	47	40		67		60		82
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

Class R	Period Ended 11/30/11a
Selected Per Share Data
Net asset value, beginning of period	$11.66
Income (loss) from investment operations: Net investment income (loss)b	.05
Net realized and unrealized gain (loss)	(1.16)
Total from investment operations	(1.11)
Net asset value, end of period	$10.55
Total Return (%)c	(9.52	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1
Ratio of expenses before expense reductions (%)	6.24	*
Ratio of expenses after expense reductions (%)	1.57	*
Ratio of net investment income (loss) (%)	.57	*
Portfolio turnover rate (%)	47
a For the period from March 1, 2011 (commencement of Class R shares) to November 30, 2011.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended November 30,
Class S	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.44	$9.15		$6.56		$12.64		$11.97
Income (loss) from investment operations: Net investment income (loss)a	.12	.12		.16		.18		.14
Net realized and unrealized gain (loss)	.13	1.33		2.54		(5.39)		.80
Total from investment operations	.25	1.45		2.70		(5.21)		.94
Less distributions from: Net investment income	(.12)	(.16)		(.11)		(.13)		(.12)
Net realized gains	—	—		—		(.74)		(.15)
Total distributions	(.12)	(.16)		(.11)		(.87)		(.27)
Net asset value, end of period	$10.57	$10.44		$9.15		$6.56		$12.64
Total Return (%)	2.38	16.13	b	41.83	b	(44.09	)b	7.88	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	110		97		74		14
Ratio of expenses before expense reductions (%)	1.08	1.13		1.23		1.27		1.37
Ratio of expenses after expense reductions (%)	1.08	1.10		.99		1.02		1.00
Ratio of net investment income (loss) (%)	1.05	1.28		2.11		1.78		1.14
Portfolio turnover rate (%)	47	40		67		60		82
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended November 30,
Institutional Class	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.46	$9.16	$6.57		$12.66		$12.01
Income (loss) from investment operations: Net investment income (loss)a	.13	.13	.16		.17		.15
Net realized and unrealized gain (loss)	.13	1.33	2.54		(5.39)		.78
Total from investment operations	.26	1.46	2.70		(5.22)		.93
Less distributions from: Net investment income	(.13)	(.16)	(.11)		(.13)		(.13)
Net realized gains	—	—	—		(.74)		(.15)
Total distributions	(.13)	(.16)	(.11)		(.87)		(.28)
Net asset value, end of period	$10.59	$10.46	$9.16		$6.57		$12.66
Total Return (%)	2.46	16.23	41.84	b	(44.05	)b	7.86	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	21	18		14		7
Ratio of expenses before expense reductions (%)	.99	1.02	1.02		1.08		1.22
Ratio of expenses after expense reductions (%)	.99	1.02	.99		1.02		.98
Ratio of net investment income (loss) (%)	1.14	1.36	2.11		1.78		1.16
Portfolio turnover rate (%)	47	40	67		60		82
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Mid Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. On March 1, 2011, the Fund commenced offering Class R shares. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions,the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $61,412,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2015 ($14,092,000), November 30, 2016 ($14,424,000) and November 30, 2017 ($32,896,000), the respective expiration dates, whichever occurs first, and subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended November 30, 2011, the Fund utilized approximately $20,966,000 of prior year capital loss carryforward.

In addition, from November 1, 2011 through November 30, 2011, the Fund incurred approximately $158,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,671,838
Capital loss carryforwards	$(61,412,000)
Net unrealized appreciation (depreciation) on investments	$(1,486,334)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2011	2010
Distributions from ordinary income*	$1,910,782	$2,800,328

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended November 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $93,879,151 and $101,262,703, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.750%
Next $250 million of such net assets	.720%
Next $2.0 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

For the period from March 1, 2010 through February 28, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class A	1.38%
Class B	2.13%
Class C	2.13%
Class S	1.13%

For the period from March 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class A	1.41%
Class B	2.16%
Class C	2.16%
Class S	1.16%
Class R	1.66%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class B	2.13%
Class R	1.63%

Accordingly, for the year ended November 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2011 and for the period from March 1, 2011 (commencement of operations) through November 30, 2011 for Class R, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2011
Class A	$55,033	$—	$12,864
Class B	5,146	759	1,205
Class C	16,206	—	3,478
Class R	35	32	3
Class S	174,537	—	42,563
Institutional Class	2,425	—	706
	$253,382	$791	$60,819

Prior to April 30, 2011, DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Advisor, was responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIFA had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective April 30, 2011, DIMA replaced DIFA. For the year ended November 30, 2011, the amount charged to the Fund for accounting services aggregated $30,346, of which $2,228 is unpaid.

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended November 30, 2011 and for the period from March 1, 2011 (commencement of operations) through November 30, 2011 for Class R, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived	Unpaid at November 30, 2011
Class B	$18,688	$—	$1,210
Class C	136,803	—	9,643
Class R	2	2	—
	$155,493	$2	$10,853

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2011 and for the period from March 1, 2011 (commencement of operations) through November 30, 2011 for Class R, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2011	Annual Effective Rate
Class A	$112,145	$—	$16,969	.25%
Class B	6,211	—	804	.25%
Class C	45,478	—	6,840	.25%
Class R	2	2	—	.00%
	$163,836	$2	$24,613

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2011 aggregated $10,357.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2011, the CDSC for Class B and C shares aggregated $3,406 and $1,023, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2011, DIDI received $10,146 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,119, of which $7,042 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2011.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2011		Year Ended November 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,042,087	$11,828,674	1,082,111	$10,448,452
Class B	8,287	93,618	24,142	231,213
Class C	391,573	4,418,705	356,690	3,438,310
Class R*	125	1,397	—	—
Class S	1,032,687	11,536,113	1,601,579	15,334,389
Institutional Class	914,558	10,196,625	357,487	3,387,328
		$38,075,132		$32,839,692
Shares issued to shareholders in reinvestment of distributions
Class A	32,435	$353,540	62,507	$576,315
Class B	166	1,808	2,008	18,535
Class C	1,182	12,876	9,713	89,557
Class S	111,979	1,218,327	182,577	1,683,366
Institutional Class	15,538	169,213	22,346	206,027
		$1,755,764		$2,573,800
Shares redeemed
Class A	(1,403,406)	$(15,656,698)	(1,716,026)	$(16,672,938)
Class B	(71,622)	(789,394)	(99,425)	(963,564)
Class C	(524,134)	(5,740,212)	(405,128)	(3,894,393)
Class S	(1,843,530)	(20,755,683)	(1,926,188)	(18,583,546)
Institutional Class	(551,145)	(6,026,443)	(332,038)	(3,220,603)
		$(48,968,430)		$(43,335,044)
Net increase (decrease)
Class A	(328,884)	$(3,474,484)	(571,408)	$(5,648,171)
Class B	(63,169)	(693,968)	(73,275)	(713,816)
Class C	(131,379)	(1,308,631)	(38,725)	(366,526)
Class R*	125	1,397	—	—
Class S	(698,864)	(8,001,243)	(142,032)	(1,565,791)
Institutional Class	378,951	4,339,395	47,795	372,752
		$(9,137,534)		$(7,921,552)

* For the period from March 1, 2011 (commencement of Class R shares) through November 30, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Mid Cap Value Fund (the "Fund"), including the investment portfolio, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Mid Cap Value Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2012

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $5,000,000, or the maximum amount allowable under law, as qualified dividends income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors approved the renewal of DWS Dreman Mid Cap Value Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management L.L.C. ("DVM") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Directors were independent of DWS and its affiliates.

· The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that DWS also provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including DVM. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and underperformed its benchmark in the one- and three-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by an affiliate of DWS for distribution services. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Advisor
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDTX	MIDIX
CUSIP Number	23338F 747	23338F 739	23338F 721	23338F 713	23338F 697
Fund Number	417	617	717	2117	1417

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	MIDQX
CUSIP Number	23338F 648
Fund Number	1517

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDMCVF-2
(R-025431-1 1/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN MID CAP VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$51,781	$0	$4,893	$0
2010	$49,720	$0	$9,184	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$4,893	$285,550	$565,608	$856,051
2010	$9,184	$295,930	$645,807	$950,921

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2012